Exhibit 10.71

INVESTVIEW, INC.

FIRST AMENDMENT TO VOTING AGREEMENT

This First Amendment (this “Amendment”) to that certain Voting Agreement (the “Voting Agreement”) dated as of April 27, 2020, by and among Investview, Inc., a Nevada corporation (the “Company”), DBR Capital, LLC, a Pennsylvania limited liability company (the “Investor”), and those certain stockholders of the Company listed on Schedule A thereto (the “Key Holders”) is made as of November 9, 2020, by and among the Company, the Investor, and the Key Holders listed on Schedule A hereto.

RECITALS

WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth for such terms in the Voting Agreement.

WHEREAS, (i) the Company, (ii) the Investor and (iii) the Key Holders who collectively hold a majority of the Shares currently held by all Key Holders each desire to amend the Voting Agreement pursuant to Section 5.7 of the Voting Agreement and to accept the rights and obligations created pursuant hereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and the other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.1 Section 1.1 shall be deemed amended and restated in its entirety as follows:

1.1 Size of the Board. Each Key Holder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Key Holder, or over which such Key Holder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at seven (7) directors. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company that the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock and Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, purchases stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2 Section 1.2 shall be deemed amended and restated in its entirety as follows:

1.2 Board Composition. Each Key Holder agrees to vote, or cause to be voted, all Shares owned by such Key Holder, or over which such Key Holder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders the following persons shall be elected to the Board:

(a) Four (4) persons designated from time to time by the Investor (the “Investor Directors”), for so long as the Investor and its Affiliates (as defined below) continue to own beneficially the Convertible Note or any other securities of the Company, as follows:

(i)	one (1) shall be David B. Rothrock or his designee;

(ii)	one (1) shall initially be James R. Bell; and

(iii)	two (2) shall initially be vacant.

(b) Three (3) persons designated from time to time by the remaining members of the Board (excluding the Investor Directors) (the “Company Directors”), which individuals shall initially be Joe Cammarata, Annette Raynor and Mario Romano.

(c) Notwithstanding the foregoing, if at any time and from time to time an Event of Default (as defined in the Convertible Notes) occurs and is continuing, for such period of time, after giving effect to Subsection 1.4(a), below, in addition to the four (4) persons elected pursuant to Subsection 1.2(a) above, the addition of three persons designated from time to time by the Investor (such that, for the avoidance of doubt, all directors shall be designated by the Investor), for so long as the Investor and its Affiliates (as defined below) continue to own beneficially the Convertible Note or any other securities of the Company.

(d) For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.

1.3 Section 1.4 shall be deemed amended and restated in its entirety as follows:

1.4 Removal of Board Members. Each Key Holder also agrees to vote, or cause to be voted, all Shares owned by such Key Holder, or over which such Key Holder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) if at any time and from time to time an Event of Default (as defined in the Convertible Notes) occurs, the Company Directors shall be removed from office and such seats shall be filled pursuant to Subsection 1.2(c), above;

(b) notwithstanding the foregoing, no director elected pursuant to Subsections 1.2 or 1.3 of this Agreement may be removed from office unless (i) such removal is directed or approved by the affirmative vote of the Person(s) entitled under Subsection 1.2 to designate that director; or (ii) the Person(s) originally entitled to designate or approve such director pursuant to Subsection 1.2 is no longer so entitled to designate or approve such director;

(c) any vacancies created by the resignation, removal or death of a director elected pursuant to Subsections 1.2 or 1.3 shall be filled pursuant to the provisions of this Section 1; and

2

(d) upon the request of any party entitled to designate a director as provided in Subsection 1.2(a) or 1.2(b) to remove such director, such director shall be removed.

All Key Holders agree to execute any written consents required to perform the obligations of this Section 1, and the Company agrees at the request of any Person or Group entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

1.4 Except as expressly modified by this Amendment, the Voting Agreement shall remain unmodified and in full force and effect.

1.5 Sections 5.3 through 5.5, 5.9, 5.10, and 5.14 through 5.16 of the Voting Agreement shall be deemed incorporated by reference to this Amendment as applied mutatis mutandis.

(signature page follows)

3

The parties are signing this First Amendment to Voting Agreement as of the date stated in the introductory clause.

INVESTVIEW, INC.
a Nevada corporation

By:	/s/ Joseph Cammarata
Name:	Joseph Cammarata
Title:	Chief Executive Officer

INVESTOR
DBR CAPITAL, LLC

By:	/s/ David B. Rothrock
Name:	David B. Rothrock
Title:	Managing Member Executive
Address:	1645 Kecks Road
Breinigsville, PA 18031
Email:	dbr@rothrock.com

with copies to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921
Attn: Michael J. Pedrick, Esq.

KEY HOLDER:
CR CAPITAL HOLDINGS LLC

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Owner
Address:	[home address redacted]
Email:	ryan@kuveraglobal.com

KEY HOLDER:

Signature:	/s/ Chad Miller
Name:	Chad Miller
Address:	[home address redacted]
Email:

KEY HOLDER:

By:	/s/ Ryan Smith
Name:	Ryan Smith
Address:	[home address redacted]
Email:	ryan@kuveraglobal.com

(Signature page to First Amendment to Voting Agreement)

KEY HOLDER:
WEALTH ENGINEERING LLC

By:	/s/ Mario Romano
Name:	Mario Romano
Title:	Owner
Address:	234 Industrial Way West, Suite A202
Eatontown, NJ 07724
Email:	mario@investview.com

KEY HOLDER:

Signature:	/s/ Annette Raynor
Name:	Annette Raynor
Address:	[home address redacted]
Email:	annette@investview.com

KEY HOLDER:

By:	/s/ Mario Romano
Name:	Mario Romano
Address:	[home address redacted]
Email:	mario@investview.com

KEY HOLDER:
PB TRADE LLC

By:	/s/ Joseph Cammarata
Name:	Joseph Cammarata
Title:	Owner
Address:	29 Beach Road, Suite 2003
Monmouth Beach, NJ 07750
Email:	joe@investview.com

KEY HOLDER:

Signature:	/s/ Joseph Cammarata
Name:	Joseph Cammarata
Address:	[home address redacted]
Email:	joe@investview.com

KEY HOLDER:

Signature:	/s/ William C. Kosoff
Name:	William C. Kosoff
Address:	[home address redacted]
Email:	bill@investview.com

KEY HOLDER:

Signature:	/s/ Brian Mcmullen
Name:	Brian Mcmullen
Address:	[home address redacted]
Email:

(Signature page to First Amendment to Voting Agreement)

KEY HOLDER:

Signature:	/s/ Jayme McWidener
Name:	Jayme McWidener
Address:	[home address redacted]
Email:	jayme@investview.com

KEY HOLDER:

Signature:	/s/ John Tabacco
Name:	John Tabacco
Address:	[home address redacted]
Email:

KEY HOLDER:

THE TOKEN TEAM LLC
Signature:	/s/ John Tabacco
Name:	John Tabacco
Title:	Founder
Address:	[home address redacted]
Email:

KEY HOLDER:

Signature:	/s/ Chad Garner
Name:	Chad Garner
Address:	[home address redacted]
Email:	chad.garner@kuveraglobal.com

KEY HOLDER:
DBR CAPITAL, LLC

By:	/s/ David B. Rothrock
Name:	David B. Rothrock
Title:	Managing Member Executive
Address:	1645 Kecks Road
Breinigsville, PA 18031
Email:	dbr@rothrock.com

with copies to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921
Attn: Michael J. Pedrick, Esq.

(Signature page to First Amendment to Voting Agreement)

Schedule A

Key Holders

CR Capital Holdings LLC

Chad Miller

Ryan Smith

Wealth Engineering LLC

Annette Raynor

Mario Romano

PB Trade LLC

Joseph Cammarata

William C. Kosoff

Brian Mcmullen

Jayme McWidner (CFO)

John Tabacco

The Token Team LLC

Chad Garner

DBR Capital LLC